Signet Student Loan Trust 1996-A
Quarterly Servicing Report
Distribution Date:                            1/26/98
Reporting Period:                             10/1/97-12/31/97
-----------------------------------------------------------------------------------------------------------------------------------
 I.          Deal Parameters

           ---------------------------------------------------------------------------------------------------------------------
       A    Student Loan Portfolio Characteristics                                           11/1/96                12/31/97
              ------------------------------------------------------------------------------------------------------------------
            I    Principal Balance                                                        399,468,977.20          341,768,758.28
            ii   Interest to be Capitalized                                                 5,121,821.58            3,126,541.28
                                                                                ------------------------------------------------
            iii  Pool Balance                                                             404,590,798.78          344,895,299.56

       B    I    Weighted Average Coupon (WAC)                                                    8.3280%                 8.4061%
            ii   Weighted Average Remaining Term                                                  130.43                  127.41
            iii  Number of Loans                                                                 103,208                  91,316
            iv   Number of Borrowers                                                              50,613                  44,907
            --------------------------------------------------------------------------------------------------------------------



            -----------------------------------------------------------------------------------------------------------------------
       C    Notes and Certificates                    Spread           Balance           % of Pool          Balance       % of Pool
                                                                       12/27/96                             1/26/98
            -----------------------------------------------------------------------------------------------------------------------
            I    Class A-1 Notes        82668P AA3     0.09%       $ 252,000,000.00        58.819%    $ 174,541,323.19      49.730%
            ii   Class A-2 Notes        82668P AB1     0.15%       $ 161,439,000.00        37.681%    $ 161,439,000.00      45.997%
            iii  Certificates           82668P AC9     0.45%        $ 14,996,000.00         3.500%     $ 14,996,000.00       4.273%
            =======================================================================================================================
            iv   Total Notes and Certificates                      $ 428,435,000.00       100.000%    $ 350,976,323.19     100.000%
            =======================================================================================================================

       D    Reserve Account                                                                  12/27/96                   1/26/98
            I    Reserve Account Initial Deposit ($)                                      $ 6,317,145.00
            ii   Specified Reserve Account Balance ($)                                    $ 6,317,145.00            $ 5,258,142.07
            iii  Current Reserve Account Balance($)                                       $ 6,317,145.00            $ 5,258,142.07

       E    Pre-Funding Account                                                              12/27/96                   1/26/98
            I    Pre-Funding Account Initial Deposit ($)                                 $ 16,552,201.22
            ii   Current Pre-Funding Account Balance ($)                                 $ 16,552,201.22            $ 4,912,522.99

            -----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
II.               Transactions from:                10/1/97   through         12/31/97

       A    Student Loan Principal Activity
            I    Regular Principal Collections                                            $11,191,189.11
            ii   Principal Collections from Guarantor                                      $5,592,734.92
            iii  Principal Reimbursements from Seller and/or Servicer                        $102,253.11
            iv   New Serial Loan Purchases (1)                                                      -
            v    Liquidation Proceeds (principal)                                                  $0.00
            vi   Recoveries                                                                        $0.00
            vii  Other System Adjustments                                                     -$4,100.17
                                                                                ------------------------
            viii Total Principal Collections                                              $16,882,076.97


       B    Student Loan Non-Cash Principal Activity
            I    Capitalized Interest                                                      (1,868,268.62)
            ii   Realized Losses                                                                    -
            iii  Other Adjustments                                                             35,613.26
                                                                                ------------------------
            iv   Total Non-Cash Principal Activity                                        ($1,832,655.36)


            --------------------------------------------------------------------------------------------
       C    Total Student Loan Principal Activity                                         $15,049,421.61
            --------------------------------------------------------------------------------------------


       D    Student Loan Interest Activity
            I    Regular Interest Collections                                              $4,455,829.02
            ii   Interest Claims Received from Guarantors                                    $418,768.10
            iii  Interest Reimbursements from Seller and/or Servicer                           $7,638.47
            iv   Liquidation Proceeds (interest)                                                   $0.00
            v    Other Systems Adjustments                                                         $0.00
            vi   Special Allowance Payments                                                  $129,040.48
            vii  Subsidy Payments                                                            $903,002.66
                                                                                ------------------------
            viii Total Interest Collections                                                $5,914,278.73


       E    Student Loan Non-Cash Interest Activity
            I    Interest Accrual Adjustment                                                    4,647.59
            ii   Capitalized Interest                                                      $1,868,268.62
                                                                                ------------------------
            iii  Total Non-Cash Interest Adjustments                                       $1,872,916.21


            --------------------------------------------------------------------------------------------
       F    Total Student Loan Interest Activity                                           $7,787,194.94
            --------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
III.        Collection Account Activity

       A    Principal Collections
            I    Principal Payments Received--Cash                                                                $16,779,823.86
            ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                 $102,253.11
                                                                                                        ------------------------
            iv   Total Principal Collections                                                                      $16,882,076.97

       B    Interest Collections
            I    Interest Payments Received--Cash                                                                  $4,874,597.12
            ii   Cash Forwarded by Administrator on behalf of Seller and/or Servicer                                   $7,638.47
            iv   Cash Forwarded by Eligible Lender for Special Allowance and
                    Subsidy Payments                                                                               $1,032,043.14
                                                                                                        ------------------------
            v    Total Interest Collections                                                                        $5,914,278.73

       C    Capitalized Interest Amount                                                                             1,868,268.62

       D    Investment Earnings                                                                                       397,063.39

       E    Funds Distributed on previous Interest Payment Dates                                                   $4,341,648.78

       F    TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                                         $20,720,038.93

       G    Purchases of New Serials After the Funding Period                                                              $0.00

       H    Servicing Fees Due for Collection Period
            I    Servicing Fee Due for Current Monthly Collection Period                                             $363,268.87
            ii   Servicing Fee Due for prior Monthly Collection Period                                                368,061.96
            iii  Servicing Fee Due for Monthly Collection Period two months ago                                       375,263.09

            iv   Servicing Fee Paid for prior Monthly Collection Period                                               368,061.96
            v    Servicing Fee Paid for Monthly Collection Period two months ago                                      375,263.09

       I    Unpaid Servicing Fees due from Prior Monthly Collection Periods                                                 -

       J    Administration Fees Due for Collection Period
            I    Administration Fee Due for Current Monthly Collection Period                                         $11,624.60
            ii   Administration Fee Due for prior Monthly Collection Period                                            11,777.98
            iii  Administration Fee Due for Monthly Collection Period two months ago                                   12,008.42

            iv   Administration Fee Paid for prior Monthly Collection Period                                           11,777.98
            v    Administration Fee Paid for Monthly Collection Period two months ago                                  12,008.42

       K    Unpaid Administration Fees Due from Prior Monthly Collection Periods                                            -

            --------------------------------------------------------------------------------------------------------------------
       L    Total Fees Due for Period                                                                                $374,893.47
            --------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
IV.        Portfolio Characteristics

                           --------------------------------------------------------------------------------------------------------
                                    Weighted Average Coupon                 # of Loans                             %
--------------------------------------------------------------------------------------------------------------------------------
                                  12/31/97            9/30/97         12/31/97       9/30/97             12/31/97       9/30/97
--------------------------------------------------------------------------------------------------------------------------------
STATUS:
In School                          8.0306%            8.0298%           2,785          3,073              3.0498%        3.2317%
Grace                              8.0367%            8.0321%             397          1,368              0.4348%        1.4386%
Repayment
   Current                         8.4293%            8.4207%          58,523         59,197             64.0884%       62.2537%
   31-60 Days                      8.4290%            8.4318%           5,081          4,238              5.5642%        4.4568%
   61-90 Days                      8.4363%            8.4115%           1,983          2,390              2.1716%        2.5134%
   91-120 Days                     8.4678%            8.4179%           1,473          1,847              1.6131%        1.9424%
   > 120 Days                      8.4182%            8.4528%           2,434          1,591              2.6655%        1.6732%
                           -----------------------------------------------------------------------------------------------------
   Total Repayment                 8.4275%            8.4215%          70,194         70,952             76.8693%       74.6156%

Deferment                          8.3493%            8.3631%          11,166         11,830             12.2279%       12.4408%
Forbearance                        8.4077%            8.3978%           6,774          7,867              7.4182%        8.2732%
Claims (1)                         8.4247%            8.4116%             700          1,689              0.7666%        1.7762%
--------------------------------------------------------------------------------------------------------------------------------
                   Totals          8.4061%            8.3957%          91,316         95,090            100.0000%      100.0000%
--------------------------------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                      8.6734%            8.6754%           5,466          5,579              5.9858%        5.8671%
Subsidized Stafford                8.1641%            8.1460%          62,397         65,112             68.3309%       68.4741%
Unsub Stafford                     8.2069%            8.2027%          12,324         12,754             13.4960%       13.4126%
SLS                                9.0057%            9.0059%           5,151          5,462              5.6409%        5.7440%
PLS                                9.0079%            9.0079%           5,978          6,183              6.5465%        6.5023%

--------------------------------------------------------------------------------------------------------------------------------
                   Totals          8.4061%            8.3957%          91,316         95,090            100.0000%      100.0000%
--------------------------------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                             8.3382%            8.3258%           6,294          6,560              6.8925%        6.8987%
4-year                             8.2958%            8.2826%          68,329         70,982             74.8270%       74.6472%
Consolidation                      8.6734%            8.6754%           5,466          5,579              5.9858%        5.8671%
Graduate                           8.2775%            8.2690%           1,273          1,326              1.3941%        1.3945%
Proprietary/Vocational             8.4204%            8.4092%           8,763          9,397              9.5963%        9.8822%
Not Identified                     8.3448%            8.3358%           1,191          1,246              1.3043%        1.3103%

--------------------------------------------------------------------------------------------------------------------------------
                   Totals          8.4061%            8.3957%          91,316         95,090            100.0000%      100.0000%
--------------------------------------------------------------------------------------------------------------------------------


                           ----------------------------------------------------------------------------
                                              Principal Amount                             %
-------------------------------------------------------------------------------------------------------
                                         12/31/97            9/30/97             12/31/97       9/30/97
-------------------------------------------------------------------------------------------------------
STATUS:
In School                              9,302,955.73       10,266,376.46           2.7220%       2.8772%
Grace                                  1,206,601.11        4,665,850.40           0.3530%       1.3076%
Repayment
   Current                           218,394,487.22      220,811,756.14          63.9012%      61.8835%
   31-60 Days                         18,490,547.63       15,832,662.41           5.4103%       4.4372%
   61-90 Days                          7,414,262.48        9,001,488.15           2.1694%       2.5227%
   91-120 Days                         5,840,461.52        6,737,750.21           1.7089%       1.8883%
   > 120 Days                          8,859,661.97        5,926,955.23           2.5923%       1.6611%
                           ----------------------------------------------------------------------------
   Total Repayment                   261,436,012.94      264,100,896.95          76.4950%      74.0155%

Deferment                             41,131,034.35       43,940,623.03          12.0348%      12.3146%
Forbearance                           28,692,154.15       33,844,433.05           8.3952%       9.4851%
Claims (1)                             2,436,592.12        5,790,284.81           0.7129%       1.6228%
-------------------------------------------------------------------------------------------------------
                   Totals            341,768,758.28      356,818,179.89         100.0000%     100.0000%
-------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                         92,998,799.83       95,400,119.52          27.2110%      26.7363%
Subsidized Stafford                  167,774,630.61      176,816,638.23          49.0901%      49.5537%
Unsub Stafford                        41,121,275.60       42,554,650.80          12.0319%      11.9261%
SLS                                   18,634,449.80       19,742,841.84           5.4524%       5.5330%
PLS                                   21,239,602.44       22,303,929.50           6.2146%       6.2508%

-------------------------------------------------------------------------------------------------------
                   Totals            341,768,758.28      356,818,179.89         100.0000%     100.0000%
-------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                                15,366,541.45       16,153,752.99           4.4962%       4.5272%
4-year                               208,814,482.12      218,781,352.91          61.0982%      61.3145%
Consolidation                         92,998,799.83       95,400,119.52          27.2110%      26.7363%
Graduate                               5,961,835.35        6,273,275.90           1.7444%       1.7581%
Proprietary/Vocational                15,103,760.98       16,507,235.53           4.4193%       4.6262%
Not Identified                         3,523,338.55        3,702,443.04           1.0309%       1.0376%

-------------------------------------------------------------------------------------------------------
                   Totals            341,768,758.28      356,818,179.89         100.0000%     100.0000%
-------------------------------------------------------------------------------------------------------
                           (1) Claims Information

---------------------------------------------------------------------------------------------------------------------------------
Claim Status               12/31/97           WAC            # of Loans      % of Loans     Principal Amount      % of Principal
---------------------------------------------------------------------------------------------------------------------------------
Claims Pending (2)                          8.4247%             700            0.7666%        2,436,592.12            0.7129%
Aged Claims Rejected (3)                    0.0000%               0            0.0000%                0.00            0.0000%(4)
---------------------------------------------------------------------------------------------------------------------------------
                          Totals            8.4247%             700            0.7666%        2,436,592.12            0.7129%
---------------------------------------------------------------------------------------------------------------------------------

(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.
(4)  It was discovered on 10/6/97 that due to an administrative oversight this loan had not been bought out of the transaction.  It will be repurchased by the Seller.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
V.          Interest Calculation

       A    Borrower Interest Accrued During Last Month of Collection Period                                        2,244,434.07
       B    Interest Subsidy Payments Accrued During Last Month of Collection Period                                  210,553.88
       C    SAP Payments Accrued During Last Month of Collection Period                                                69,222.79
       D    Monthly Rebate Fees Accrued During Last Month of Collection Period                                        (76,189.51)
       E    Investment Earnings During Last Month of Collection Period                                                149,452.59
                                                                                                        ------------------------
       F    Net Expected Interest Collections                                                                      $2,597,473.82


       G    Student Loan Rate
            I    Days in Monthly Collection Period      12/1/97-12/31/97                                                      31
            ii   Net Expected Interest Collections                                                                 $2,597,473.82
            iii  Servicing Fee                                                                                       $363,268.87
            iv   Administration Fee                                                                                   $11,624.60
            v    Total Pool Balance at Beginning of the Collection Period                                        $348,738,112.59
            vi   Student Loan Rate                                                                                       7.40114%
                                                       Interest Dist.
                                                       Factor (per $1,000)    Accrual Period
       H    Class A-1 LIBOR Based Interest Rate                                                                          6.05875%
       I    Class A-1 Rate                                  3.998654960       12/26/97-1/25/98                           6.05875%
       J    Class A-2 LIBOR Based Interest Rate                                                                          6.11875%
       K    Class A-2 Rate                                  5.268923618       12/26/97-1/25/98                           6.11875%
       L    Certificate LIBOR Based Interest Rate                                                                        6.41875%
       M    Certificate Rate                                5.527257269       12/26/97-1/25/98                           6.41875%


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VI.         Inputs From Previous Servicing Reports                                   10/27/97

       A    Total Student Loan Pool Outstanding                                              10/27/97                11/30/97
            I    Current Principal Balance                                               $356,818,179.89         $345,426,802.42
            ii   Interest to be Capitalized                                                $3,434,389.53           $3,311,310.17
                                                                                ------------------------------------------------
            iii  Total Student Loan Pool Outstanding                                     $360,252,569.42         $348,738,112.59

       B    Total Note and Certificate Factor                                                  0.8626163

       C    Total Note and Certificate Balance                                          $ 369,575,009.20

            ----------------------------------------------------------------------------------------------------------------
       D    Balance                                 10/27/97       Class A-1               Class A-2            Certificates
            ----------------------------------------------------------------------------------------------------------------
            I    Current Factor ---  10/27/97                     0.7664286079            1.0000000000          1.0000000000
            ii   Principal Shortfall                                      0.00                    0.00                  0.00
            iii  Expected Balance                               193,140,009.20          161,439,000.00         14,996,000.00
                                                              --------------------------------------------------------------
            iv   Balance                                        193,140,009.20          161,439,000.00         14,996,000.00
       E    Interest Shortfall                                            0.00                    0.00                  0.00
       F    Interest Carryover                                            0.00                    0.00                  0.00
            ----------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------
       G    Interest Payment Date                      12/26/97
            ------------------------------------------------------------------------------------------------------------------
                                                        Accrued Int. Factor   Accrual Period
            Class A-1 LIBOR Based Interest Rate                                                              5.77750%
            Class A-1 Rate                                  3.936036706         11/25/97 - 12/26/97          5.77750%
            Class A-2 LIBOR Based Interest Rate                                                              5.83750%
            Class A-2 Rate                                  5.188888868         11/25/97 - 12/26/97          5.83750%
            Certificate LIBOR Based Interest Rate                                                            6.13750%
            Certificate Rate                                5.455555481         11/25/97 - 12/26/97          6.13750%
            ------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------
       H    Interest Payment Date                      11/25/97
            ------------------------------------------------------------------------------------------------------------------
                                                        Accrued Int. Factor   Accrual Period
            Class A-1 LIBOR Based Interest Rate                                                              5.74625%
            Class A-1 Rate                                  3.547739484         10/27/97 - 11/24/97          5.74625%
            Class A-2 LIBOR Based Interest Rate                                                              5.80625%
            Class A-2 Rate                                  4.677256921         10/27/97 - 11/24/97          5.80625%
            Certificate LIBOR Based Interest Rate                                                            6.10625%
            Certificate Rate                                4.918923713         10/27/97 - 11/24/97          6.10625%
            ------------------------------------------------------------------------------------------------------------------

       I    Reserve Account Balance                                                       $ 5,512,570.86
       J    Pre-Funding Account Balance                                                   $ 6,780,791.61
       K    Unpaid Servicing Fees from Prior Month(s)                                               0.00
       L    Unpaid Administration fees from Prior Month(s)                                          0.00


-----------------------------------------------------------------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------------------
VII.   Waterfall for Distributions
                                                                                                                  Remaining
                                                                                                                 Funds Balance
                                                                                                                --------------
       A    Available Funds                                                               $20,720,038.93        $20,720,038.93

       B    Draws from Reserve Fund                                                                $0.00        $20,720,038.93

       C    Servicing Fees due for Current Monthly Period and unpaid from Prior Months       $363,268.87        $20,356,770.06

       D    Administration Fees due for Current Monthly Period and unpaid from
            Prior Months                                                                      $11,624.60        $20,345,145.46

       E    Noteholders' Interest Distribution Amount
            I                        Class A-1                                             $1,007,661.05        $19,337,484.41
            ii                       Class A-2                                               $850,609.76        $18,486,874.65
                                                                                        ----------------
            iii                      Total Noteholders' Interest Distribution              $1,858,270.81

       F    Certificateholders' Interest Distribution Amount                                  $82,886.75        $18,403,987.90

       G    Noteholders' Principal Distribution Amount
            I                        Class A-1                                            $16,917,690.23         $1,486,297.67
            ii                       Class A-2                                                     $0.00         $1,486,297.67
                                                                                        ----------------
            iii                      Total Noteholders' Principal Distribution            $16,917,690.23

       H    Certificateholders' Principal Distribution Amount                                      $0.00         $1,486,297.67

       I    Excess to Reserve Account                                                      $1,486,297.67                 $0.00


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
VIII.  Distributions

       ------------------------------------------------------------------------------------------------------------------------
  A    Distribution Amounts                                           Class A-1               Class A-2            Certificates
       I    **   Monthly Interest Due                               $1,007,661.05             $850,609.76            $82,886.75
       ii        Monthly Interest Paid                              $1,007,661.05             $850,609.76            $82,886.75
                                                                 --------------------------------------------------------------
                 Interest Shortfall                                         $0.00                   $0.00                 $0.00

       iii       Interest LIBOR Carryover Due                               $0.00                   $0.00                 $0.00
       iv        Interest LIBOR Carryover Paid                              $0.00                   $0.00                 $0.00
                                                                 --------------------------------------------------------------
                 Interest LIBOR Carryover                                   $0.00                   $0.00                 $0.00

       vi        Interest Carryover Shortfall Due                           $0.00                   $0.00                 $0.00
       vii       Interest Carryover Shortfall Paid                          $0.00                   $0.00                 $0.00
                                                                 --------------------------------------------------------------
                 Carryover Shortfall                                        $0.00                   $0.00                 $0.00

       viii      Quarterly Principal Due                           $16,917,690.23                   $0.00                 $0.00
       ix        Quarterly Principal Paid                          $16,917,690.23                   $0.00                 $0.00
                                                                 --------------------------------------------------------------
       x         Quarterly Principal Shortfall                              $0.00                   $0.00                 $0.00
       xi        Reserve Account Excess released to pay principal   $1,680,995.78                   $0.00                 $0.00
                                                                 --------------------------------------------------------------
       xii       Total Principal Distribution                      $18,598,686.01                   $0.00                 $0.00

       xiii      Principal Distribution Factor (per $1,000)          73.804309563             0.000000000           0.000000000

       ------------------------------------------------------------------------------------------------------------------------
       xiv       Total Distribution Amount                         $19,606,347.06             $850,609.76            $82,886.75
       ------------------------------------------------------------------------------------------------------------------------

B      Principal Distribution Reconciliation
       I         Principal Balance-beginning of Collection Period                                                $356,818,179.89
       ii        Principal Balance-end of Collection Period                                                      $341,768,758.28
       iii       Purchases of new Serial Loans after the Funding Period                                                    $0.00
       iv        Draw for Accrued Interest from Pre-Funding Account                                                $1,868,268.62
       v         Draw for new Serial Loans from Pre-Funding Account                                                        $0.00
       vi        Principal used to pay clauses A through D of Section 2(d)(iii) or
                    Section 2(d)(iv) of the Administration Agreement                                                       $0.00
                                                                                                        ------------------------
                                                                                                                  $16,917,690.23

       vi        Principal Distribution Amount                                                                    $16,917,690.23

  B    Total Interest Distribution                                                         $1,941,157.56
                                                                                ------------------------
  C    Total Cash Distributions-Notes and Certificates                                    $20,539,843.57

       -------------------------------------------------------------------------------------------------
  D    Note & Certificate Balances                                  10/27/97                1/26/98
       I         A-1 Note Balance                               $ 193,140,009.20        $ 174,541,323.19
                 A-1 Note Pool Factor                               0.7664286079            0.6926242984

       ii        A-2 Note Balance                                 161,439,000.00          161,439,000.00
                 A-2 Note Pool Factor                               1.0000000000            1.0000000000

       iii       Certificate Balance                               14,996,000.00           14,996,000.00
                 Certificate Pool Factor                            1.0000000000            1.0000000000

       -------------------------------------------------------------------------------------------------
  **   Please see explanation on the next page, Reserve Account Reconciliation.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
  G    Reserve Account Reconciliation
       I         Beginning of Period Balance                                                                       $5,512,570.86
       ii        Draws for payment of:
                    Servicing Fees                                                                                         $0.00
                    Administration Fees                                                                                    $0.00
                    Noteholders' Interest Distribution Amount                                                              $0.00
                    Certificateholders' Interest Distribution Amount                                                       $0.00
                    Noteholders' Principal Distribution Amount                                                             $0.00
                    Certificateholders' Principal Distribution Amount                                                      $0.00
       iii       Deposits from Excess Servicing                                                                    $1,486,297.67
                                                                                                        ------------------------
       iv        Total Reserve Account Balance Available                                                           $6,998,868.53
       v         Specified Reserve Account Balance                                                                 $5,258,142.07
       vi        Reserve Account Excess                                                                            $1,740,726.46
       vii       Excess Reserve - Release to Noteholders                                                           $1,680,995.78
       viii      Excess Reserve - Release to Certificateholders                                                            $0.00
       ix        Excess Reserve - Release for Noteholders' Interest LIBOR Carryover                                        $0.00
       x         Excess Reserve - Release for Certificateholders' Interest LIBOR Carryover                                 $0.00
       xi    **  Excess Reserve - Release to Seller                                                                   $59,730.68
       xii       Excess Reserve - Release to Company                                                                       $0.00
                                                                                                        ------------------------
       xiii      Ending Balance                                                                                    $5,258,142.07

  H    Pre-Funding Account Reconciliation
       I         Beginning of Period Balance                                                                       $6,780,791.61
       ii        Draw for Accrued Interest                                                                         $1,868,268.62
       iii       Draw for Serial Loan Purchases during Collection Period                                                   $0.00
       iv        Draw for Serial Loan Purchases after Collection Period                                                    $0.00
                                                                                                        ------------------------
       v         Current Pre-Funding Account Balance                                                               $4,912,522.99


            **   It was  discovered  that the December  interest  payment was  calculated  using 32 days rather than 31. The dollar impact was  $59,730.68.  We are adjusting this report to reflect that error.  The schedule below shows the old and new amounts/factors and their differences:

------------------------------------------------------------------------------------------------------------------------------------
      Class                Old                     New                 Difference             Old Factor            New Factor

A1                    $   991,881.25          $   960,884.96           $ 30,996.29            3.936036706          3.813035556
A2                    $   837,689.03          $   811,511.25           $ 26,177.78            5.188888868          5.026736105
Certificates          $    81,811.51          $    79,254.90           $  2,556.61            5.455555481          5.285069352

            Total     $ 1,911,381.79          $ 1,851,651.11           $ 59,730.68
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------